July 20, 2016

Dreyfus New York AMT-Free Municipal Bond Fund

Dreyfus State Municipal Bond Funds

    -Dreyfus Massachusetts Fund

Supplement to Statement of Additional Information dated

September 1, 2015, as revised or amended October 6, 2015, November 12, 2015, February 1, 2016,

March 1, 2016, April 1, 2016, April 29, 2016 and June 30, 2016

The following information supersedes and replaces the portfolio manager information contained in the section of the Statement of Additional Information entitled “Certain Portfolio Manager Information”:

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DNYAFMBF	Jeffrey Burger
DMAF	Jeffrey Burger

GRP4-SAISTK-0716